UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                                 FORM 8-K

                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                   Date of Report:  November 3, 1997
                   (Date of earliest event reported)

                        LIDAK PHARMACEUTICALS
         (Exact name of registrant as specified in its charter)

                               CALIFORNIA
             (State or other jurisdiction of incorporation)

            	0-18734                    	33-0314804
   	(Commission File Number)	(IRS Employer Identification No.)

      11077 North Torrey Pines Road, La Jolla, California 92037
  (Address of principal executive offices)              (Zip code)
                            (619) 558-0364
            (Registrants telephone number, including area code)

Item 5.  OTHER EVENTS

	On November 4, 1997, the Company annouced the appointment of Mr. Jeffery B.
Weinress to the position of Vice President and Chief Financial Officer effective November 3, 1997.  Mr. Weinress replaces Susan Yeagley Sullivan who resigned from the position in October, 1997.


Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

		(i)	Exhibit 99 -- Press Release dated November 4, 1997.



                     SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




	LIDAK PHARMACEUTICALS

Date:  November 12, 1997	        By:\s\David H. Katz
                                 -------------------
                                 David H. Katz, M.D.
                                	President and Chief Executive Officer

                                                              EXHIBIT 99

DATE:  NOVEMBER 4, 1997    	LIDAK PHARMACEUTICALS     	CONTACT:	Lisa Dawn Katz
                             	 NEWS RELEASE	           Director, Corporate
RELEASE DATE:  IMMEDIATE                               Communications &
                                                      	Investor Relations
                                                      	LIDAK Pharmaceuticals
                                                     	(619) 558-0364, ext. 256




                LIDAK PHARMACEUTICALS APPOINTS JEFFERY WEINRESS
                        AS NEW CHIEF FINANCIAL OFFICER

	LA JOLLA, CALIFORNIA -- November 4, 1997 -- LIDAK Pharmaceuticals (Nasdaq NM:
LDAKA) announced that Jeffery B. Weinress joined the Company on November 3,
1997 as vice president and chief financial officer.

	Mr. Weinress has blended a distinguished academic background into a professional career in the banking and investment banking industries and in corporate officer roles during the past 23 years. A cum laude graduate of Dartmouth College with distinction in economics, Mr. Weinress studied at Princeton and at Harvard University where he completed a Masters degree in Asian Studies and earned his MBA in finance from Harvard Graduate School of Business Administration.

	Mr. Weinress began his professional career at Bank of America, where he served as a vice president and head of the Financial Services Group, Asia Division, and as a vice president in the Bank's Energy and Project Finance Groups. At Hambrecht and Quist he was co-manager of the Energy Finance
Group and at First Interstate Bank he was managing director. Mr. Weinress then became vice president - project finance for Energy Factors, Inc., managing private and public financings totaling over $400 million. He joined Energy America Incorporated as executive vice president and chief financial officer and was responsible for financings totaling over $200 million. Mr. Weinress served as executive vice president and chief financial officer at Omega Environmental, Inc. until mid-1997.

	Commenting on the appointment, David H. Katz, M.D., LIDAK's president and chief executive officer, stated, "We feel that Jeff will be an outstanding addition to LIDAK's team. His broad experience in accounting, finance and SEC reporting, banking and investor relations is a perfect complement to our present staff. Jeff's extensive experience in the upper management of publicly held companies, his broad based knowledge of investment banking, public offerings, private placements and SEC procedures, as well as his expertise in financial reporting, acquisitions, cash management, contract negotiations, and bank relations will be extremely valuable to LIDAK."

	LIDAK Pharmaceuticals is developing therapeutic products against virally caused diseases, inflammatory disorders, allergies and asthma, and cancer.

                                   # # #

The information contained in this press release, including any forward looking statements contained herein, should be reviewed in conjunction with the Company's Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth many risks and uncertainties related to the Company's business and such statements, including risks and uncertainties related to drug development and clinical trials. Final review decisions made by the FDA and other regulatory agencies concerning clinical trial results are unpredictable and outside of the influence and/or control of the company.